UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 9, 2007

         TBW Mortgage-Backed Trust Series 2006-4
(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

         Taylor, Bean & Whitaker Mortgage Corp.
(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135481	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 325-2000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Reference is made to the pooling and servicing agreement dated as of August 1, 2006 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (the “Seller”) and Taylor, Bean & Whitaker Mortgage Corp., as servicer (the “Servicer”) providing for the issuance of the TBW Mortgage-Backed Pass-Through Certificates, Series 2006-4. The Agreement was previously filed on September 14, 2006.

On April 9, 2007, the Depositor, the Trustee, the Master Servicer and Trust Administrator, the Seller and the Servicer entered into an amendment to the Agreement (“Amendment No. 1” and, together with the Agreement, the “Agreement”) to make provisions with respect to certain matters or questions arising thereunder with respect to the definition of Qualified Substitute Mortgage Loan.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 3.1.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

3.1
Amendment No. 1 dated as of April 1, 2007, to Pooling and Servicing Agreement dated as of August 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (the “Seller”) and Taylor, Bean & Whitaker Mortgage Corp., as servicer (the “Servicer”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele
Name: Kevin Steele
Title: Vice President

Dated: April 10, 2007

Exhibit Index

Exhibit

3.1
Amendment No. 1 dated as of April 1, 2007, to Pooling and Servicing Agreement dated as of August 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (the “Seller”) and Taylor, Bean & Whitaker Mortgage Corp., as servicer (the “Servicer”).